EXHIBIT 32.1

                                CERTIFICATION OF
                           CHIEF EXECUTIVE OFFICER OF
                           GOLD BANC CORPORATION, INC.

     I, Malcolm M. Aslin, Chief Executive Officer of Gold Banc Corporation, Inc., hereby certify, in accordance with 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), that:

     (a) The Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2003, which accompanies this certification, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (b) The information contained in the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2003, which accompanies this certification, fairly presents, in all material respects, the financial condition and results of operations of Gold Banc Corporation, Inc.

Dated:  August  14,  2003.

                                    By:  /s/  Malcolm  M.  Aslin
                                         -----------------------
                                         Malcolm  M.  Aslin
                                         Chief  Executive  Officer


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